SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Act of 1934

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Date of Report (Date of earliest event reported): July 28, 2004

GARMIN LTD.
(Exact name of registrant as specified in its charter)

Cayman Islands	0-31983	98-0229227
State or other	(Commission	(I.R.S. Employer
jurisdiction	File Number)	Identification No.)
of incorporation)

P.O. Box 30464SMB
5th Floor, Harbour Place
103 South Church Street
George Town, Grand Cayman, Cayman Islands
(Address of principal executive offices)

      Registrant’s telephone number, including area code: (345) 946-5203

        (Former name or former address, if changed since last report)
Not Applicable

      Item 7. Financial Statements and Exhibits

    (a)        Not applicable

    (b)        Not applicable

    (c)        Exhibits. The following exhibit is furnished herewith.

Exhibit	Description
99	Press Release dated July 28, 2004

      Item 12. Results of Operations and Financial Condition

        On July 28, 2004, Garmin Ltd. issued a press release announcing its financial results for its fiscal second quarter ended June 26, 2004. A copy of this press release is attached as Exhibit 99.

        The information in this report on Form 8-K, including the Exhibit, is being furnished and shall not be deemed “filed” for the purposes of or otherwise subject to the liabilities under Section 18 of the Securities Exchange Act of 1934 as amended, and shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GARMIN LTD.
Date: July 28, 2004	/s/ Andrew R. Etkind ---------------------------------------------------- Andrew R. Etkind General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description
99	Press Release dated July 28, 2004